UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
May 8, 2012

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 8, 2012,  EVCARCO, Inc. (the “Company”, “we”, “us”) entered into a Share Exchange Agreement (the “Agreement”) with The Thirdstone Corporation, a Wyoming corporation (“TSC”) , whereby we have agreed to acquire one hundred percent (100%) of the outstanding common and preferred stock of TSC in exchange for  1,664,752,000 shares of our common stock, and 1,000,000 shares of our Class B Convertible Preferred stock.  The closing of the transaction shall occur upon the satisfaction of the conditions set forth in Section 6.2 of the Agreement (the “Closing”). Upon the Closing, TSC will become a wholly-owned subsidiary of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

a) Fiancial Statements

None

b) Exhibits

Exhibit #	Description
10.1	Share Exchange Agreement
99.1	Press Release Announcing Share Exchange Agreement Dated May 14, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: May 14, 2012	By:	/s/ Nikolay Frolov
Name: Nikolay Frolov
Title: CFO

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